                                                                    Exhibit 10.4

                                                                  Execution Copy

                            STOCKHOLDERS AGREEMENT

          This Stockholders Agreement (this "Agreement") is made as of the 7th
                                             ---------
day of September, 2000, by and among US Search.com, Inc., a Delaware corporation (the "Company"), The Kushner-Locke Company, a California corporation (together
      -------
with any of its affiliates who currently own shares of Common Stock of the Company, "KL"), Pequot Private Equity Fund II, L.P., a Delaware limited
          --
partnership and (together with its Affiliates (as defined herein) the

"Purchasers").
-----------

                                  WITNESSETH
                                  ----------

          WHEREAS, the Purchasers have entered into a Stock Purchase Agreement (the "USS Stock Purchase Agreement") with the Company dated September 7, 2000,
      ----------------------------
pursuant to which the Purchasers are making a significant equity contribution to the Company by, among other things, purchasing 100,000 shares of the Company's Series A Convertible Preferred Stock (the "Series A Preferred"), and may in the
                                           ------------------
future acquire up to an additional 175,000 shares of the Series A Preferred;

          WHEREAS, the Purchasers have also entered into that certain Stock Purchase Agreement (the "KL Purchase Agreement") and that Right of First Refusal
                         ---------------------
Agreement (the "KL Right of First Refusal Agreement") with KL, both of which are
                -----------------------------------
dated as of September 7, 2000, whereby, among other things, KL has agreed to sell to the Purchasers 3,500,000 shares of voting Common Stock, par value $.001 per share, of the Company (the "Common Stock").
                                ------------

          WHEREAS, the Certificate of Designations contemplated by the USS Stock Purchase Agreement (the "Certificate of Designations") grants the right to the
                         ---------------------------
Purchasers to collectively nominate two persons for election to the Board of Directors of the Company, and the Purchasers seek reasonable assurance that such nominees will be appointed and elected to the Board of Directors of the Company after nomination by the Purchasers.

          WHEREAS, the parties hereto wish to set forth additional agreements among them relating to the size and composition of the Board of Directors of the Company, as well as certain amendments to the Company's certificate of incorporation (the "Certificate of Incorporation"), exclusive of the Certificate
                    ----------------------------
of Designations (the "Charter") and bylaws (the "Bylaws").
                      -------                    ------

          WHEREAS, KL owns and has voting power over a substantial number of additional shares of Common Stock.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and undertakings of the parties, and intending to be legally bound hereby, the parties hereby agree as follows:

          1.   Definitions. For the purposes of this Agreement, the terms listed
               -----------
below shall be defined as follows:

               (a) "Affiliate" means, with respect to any person, any person
                    ---------
that, directly or indirectly, controls, is controlled by or is under common control with such person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise. Without limiting the foregoing, the ownership by any person of 50% or more of the outstanding voting securities of any other person shall be deemed to be "control" for the purposes of this Agreement.

               (b) "Board" means the Board of Directors of the Company.
                    -----

               (c) "Permitted Transferee" means any Affiliate of the Purchasers
                    --------------------
or KL who receives Voting Shares by way of purchase, transfer or assignment from the Purchasers or KL.

               (d) "Stockholder" means any Person that owns any capital stock of
                    -----------
the Company and is a party to this Agreement, including, without limitation, KL, the Purchasers and any of their respective transferees who become parties to this Agreement.

               (e) "Voting Shares" means with respect to any party, any Common
                    -------------
Stock, any Series A Preferred and any other shares of capital stock or other equity security owned by such party at the applicable time; or with respect to which such party has the power or authority to vote.

          Capitalized terms used and not otherwise defined in this Agreement shall have the meanings assigned to them in the USS Stock Purchase Agreement.

          2.   Election of Directors and Board Representation.
               ----------------------------------------------

               (a) Pursuant to the Bylaws of the Corporation, the number of directors comprising the Board is fixed by resolution of the Board at seven (7) and the affirmative vote required for action by the Board is fixed at a majority of the members of the Board. The Stockholders shall vote their respective Voting Shares and take all other actions reasonably necessary to maintain the number of members of the Board at seven (7) and maintain the aforementioned majority voting provision.

               (b) During the term of this Agreement, all of the Voting Shares held by a Stockholder, whether now owned or hereafter acquired, shall be voted to elect directors in accordance with, and in order to give effect to, the following and each Stockholder shall take all actions reasonably necessary to cause itself or, as the case may be, its nominee on the Board, subject to applicable law, to give effect to the following:

     (i) One (1) member of the Board shall be nominated for election by KL to fill one seat on the Board (the "KL Board Member"); provided, that
                                           ---------------    --------  ----
          KL's right to nominate one director pursuant to this Section 2(b)(i) and Section 4 of this Agreement shall continue so long as KL and its Permitted Transferees collectively are the beneficial owners of at least Ten Percent (10%) of all outstanding shares of capital stock of the Company entitled to vote for the election of directors to the Board of the Company (as adjusted for stock splits, stock combinations and similar events). The Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the KL Board Member being removed only upon being designated for removal by KL, and KL will have the authority to nominate for election to the Board the individual designated by it to replace the KL Board Member so removed. If the KL Board Member dies, resigns, is removed, or otherwise ceases to serve as a member of the Board, KL shall promptly nominate for election a successor in accordance with this subparagraph and notify the Board of its selection, and the Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the vacancy being promptly filled by such person. So long as KL is entitled to nominate a director for election to the Board as provided above, it shall be entitled to have a non-director representative attend meetings of the Board as an observer, such observer having no right to vote on matters considered by the Board or otherwise to participate in discussions and proceedings during Board meetings; provided, that such observer shall have entered
                                 --------  ----
          into an appropriate confidentiality agreement with the Company.

     (ii) To the extent that the Purchasers and their Permitted Transferees no longer hold shares of Series A Preferred Stock, the Purchasers shall collectively be entitled to nominate two (2) nominees for election to the Board (the "Purchasers' Board Members"), subject to the
                          -------------------------
          termination provisions set forth below. The rights of the Purchasers to nominate two (2) directors for election to the Board pursuant to this Section 2(b)(ii) and Section 4 of this Agreement, or such greater number of nominees as specified pursuant to Section 5 of this Agreement, shall continue so long as the Purchasers and/or any of their Permitted Transferees collectively are the beneficial owners of at least Thirty-Five Percent (35%) of the Common Stock issued upon conversion of such Series A Preferred (as adjusted for stock splits, stock combinations and similar events). The number of directors nominated for election by the Purchasers shall be reduced to one (1) so long as the percentage referred to in the previous sentence is equal to or greater than Ten Percent (10%) but below Thirty-Five Percent (35%). At such time as the percentage referred to in the previous sentence is less than Ten Percent (10%), the Purchasers shall not be entitled to nominate any director for election to the Board. The Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the Purchasers' Board Members being removed only upon being designated for removal by the Purchasers, and Purchasers will have the authority to nominate for election to the Board the individual designated by the Purchasers to replace the Purchasers' Board Member so removed. If, for any reason, a vacancy exists in the Purchasers' Board Members by reason of death, resignation, retirement, disqualification, removal or otherwise, the Purchasers shall promptly nominate for election a successor in accordance with this subparagraph and notify the Board of its selection, and Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the vacancy being promptly filled by such person.

   (iii) Brent Cohen is, as of the date hereof, a member of the Board. Following the execution of this Agreement, subject to the following sentences of this Section 2(b)(iii) and until such time as Mr. Cohen is no longer the Chief Executive Officer of the Company, the Stockholders shall vote their Voting Shares and shall take all other actions reasonably necessary to nominate and elect him to the Board. If Brent Cohen dies, resigns, is removed, or otherwise ceases to serve as a member of the Board, the Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the person who shall then or thereafter be the Chief Executive Officer of the Company being nominated for election to the Board by unanimous agreement of all members of the Board who are not employees of the Company and the Purchasers' Board Members, and thereafter the Stockholders will take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to cause such one (1) member of the Board to be elected by majority vote of all outstanding voting securities of the Company (Brent Cohen and such successor or successors, the "CEO
                                                                      ---
          Member").  The Stockholders will, at all times, take all actions and,
          ------
          to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the CEO Member being nominated and elected to the Board.

   (iv) The Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in three (3) persons serving as members of the Board (the "Independent Board Members"),
                                                -------------------------
          each of which shall be nominated for election to the Board by mutual consent of the Purchasers' Board Members, on the one hand, and a majority of all other Board members except any KL Board Member (the

          "Other Directors"), on the other hand;  to the extent that any seat on
          ----------------
          the Board is not filled because of a failure of such parties to agree upon an Independent Board Member such seat shall, subject to applicable law, remain unfilled. Once an Independent Board Member is agreed upon by the Purchasers' Board Members and the Other Directors, all the Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in such nominee being elected to the Board. The Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in the Independent Board Members being removed only with the approval of the Purchaser Designees and a majority of the Other Directors. If an Independent Board Member dies, resigns, is removed or otherwise ceases to serve as a member of the Board, the Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to result in such Independent Board Member being replaced with someone who is acceptable to the Purchaser Board Members, on the one hand, and a majority of the Other Directors, on the other hand.

     (v) So long as the Purchasers are entitled to designate a nominee to the Board pursuant to the terms hereof or pursuant to the Certificate of Designations the Stockholders will, at all times, take all actions and, to the extent permitted by applicable law, direct their nominees on the Board to take such actions as required to cause any Chairman elected or appointed by the Board to be approved by a majority of the Board and by the Purchasers' Board Members and, at the option of the Purchasers' Board Members, at least one (1) of the Purchasers' Board Members to be nominated for election to the Board's compensation committee and, subject to applicable laws and to any applicable rules or regulations of the exchange upon which the Company's capital stock may be listed, to the Board's audit committee, if at any time either of such committees shall be established, as well as to any other committee of the Board fulfilling any of the duties and discharging any of the responsibilities of an audit committee or a compensation committee.

               (c) Each Stockholder agrees (A) to be present in person or by proxy at any annual or special meeting of Stockholders to elect directors, for purposes of establishing a quorum, (B) to vote his, her or its Voting Shares for, or to give his, her or its written consent, to the extent permitted by applicable law and the Certificate of Incorporation and Bylaws then in effect, to the election of the Purchasers' Board Members, the KL Board Members, the CEO Member and the Independent Board Members, and (C) to vote his, her or its Voting Shares for, or to give his, her or its written consent, to the extent permitted by applicable law and the Certificate of Incorporation and Bylaws then in effect, to the removal of any director designated for removal in accordance with the provisions of subsections (i) through (iv) above.

          3.   Certain Resignations or Removals.  In furtherance of the right
               --------------------------------
provided in Section 2 of the indicated person or persons to cause the removal from office of a director which it or they were entitled to and did nominate for office, to the extent a meeting of stockholders is called for the purpose of removing such director, or, to the extent permitted by applicable law or under the Certificate of Incorporation and Bylaws then in effect, the stockholders act by written consent, KL and the Purchasers shall vote all of their respective Voting Shares entitled to vote in favor of removal at such meeting or, to the extent permitted by applicable law or under the Certificate of Incorporation and Bylaws then in effect, pursuant to such consents. Notwithstanding the foregoing, KL and the Purchasers agree that neither of them will vote to remove any director nominated pursuant to Section 2 under any other circumstances, and they further agree that they will not vote to remove the directors nominated by either of them except in accordance with a request from the KL or, as the case may be, the Purchasers for the removal of the applicable nominee on the Board.

          4.   Filling Vacancies.  In the event of the death, disability, legal
               -----------------
incapacity, resignation or removal of any director nominated for election pursuant to Section 2 hereof, to the extent a special meeting is called for the purpose of filling the vacancy created thereby, or, to the extent permitted by applicable law or under the Certificate of Incorporation and Bylaws then in effect, the stockholders act by written consent, to fill the vacancy created by such death, disability, legal incapacity, resignation or removal, KL and the Purchasers shall, provided that such director was nominated for election in
                  -------- ----
accordance with Section 2, vote all of their respective Voting Shares entitled to vote in favor of the election of the replacement director nominated in accordance with Section 2.

          5.   Purchasers' Rights Upon Event of Default.
               ----------------------------------------

               (a) KL agrees with the Purchasers that upon and following an Event of Non-Compliance, as defined in the Certificate of Designations, KL will, at all times, take all actions and, to the extent permitted by applicable law, direct its nominees on the Board to take all actions required to (i) cause the Purchasers to have the benefit of the rights set forth in Section 10 of the Certificate of Designations and (ii) cause the fulfillment of the obligations and the performance of the covenants set forth in Section 10 of the Certificate of Designations.

               (b) Without limiting the generality of the foregoing paragraph
(a), KL shall thereafter take all actions, including appearing in person or by proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote its Voting Shares, either in person or by proxy, at any such meeting of stockholders to cause the performance of, and compliance with, Section 10 of the Certificate of Designations.

          6.   Further Covenant to Vote.  Each Stockholder shall appear in
               ------------------------
person or by proxy at any annual or special meeting of stockholders for the purpose of obtaining a quorum and shall vote their respective Voting Shares entitled to vote upon any other matter submitted to a vote of the stockholders of the Company in a manner so as to be consistent and not in conflict with, and to implement, the terms of this Agreement, the USS Stock Purchase Agreement and any other instruments or agreements arising thereunder; provided, however, that
                                                        --------  -------
subject to the obligations set forth in this Agreement, nothing herein shall otherwise obligate a Stockholder to vote its Voting Shares in favor of any proposal, resolution or other proposed shareholder or director action.

          7.   No Conflicting Agreements; Amendment to Certificate of
               ------------------------------------------------------
Incorporation.  No Stockholder shall enter into any agreements or arrangements
-------------
of any
kind with any person with respect to its respective Voting Shares which would prohibit it voting its respective Voting Shares from time to time as provided herein (whether or not such agreements and arrangements are with other stockholders of the Company that are not parties to this Agreement). Each Stockholder agrees that to the extent that any provision of the Certificate of Incorporation or Bylaws of the Company are inconsistent with the agreements and provisions of this Agreement and the Certificate of Designations, the Stockholders will take all actions permitted by applicable law and by the Certificate of Incorporation and Bylaws to give effect to the following:

     (i) directors may only be removed on the basis set forth herein and in the Certificate of Designations; and

     (ii) the Certificate of Incorporation may only be amended in accordance with the provisions of Section 9 of the Certificate of Designations.

Each of the Stockholders further agrees to take all such actions, including without limitation, the voting of their respective Voting Shares, to cause the shareholders of the Company to approve, at their next meeting, one or more amendments to the Certificate of Incorporation to remove the differences referred to in clauses (i) and (ii) above and to authorize such additional shares of Common Stock as are required to permit the conversion or exercise, as the case may be, of the Series A Preferred to be received by the Purchasers upon the Second Closing under the USS Stock Purchase Agreement. KL and the Purchasers shall, as promptly as practicable and subject to applicable law, amend the Bylaws to the extent necessary for them to be consistent with the provisions of this Agreement and the Certificate of Designations.

          8.   General Voting Obligations.  At any time when the Board or the
               --------------------------
shareholders of the Company consider a proposal (including a proposal to amend the Company's Charter and Bylaws), each Stockholder agrees that it will not vote its Voting Shares in favor of any such proposal (including any such proposed amendment to the Company's Charter and Bylaws) which would be inconsistent with the provisions of this Agreement, the Certificate of Designations, the USS Stock Purchase Agreement, the KL Purchase Agreement, the KL Right of First Refusal Agreement and any other agreements or instruments contemplated thereby or arising thereunder, to the extent permitted by applicable law, and will direct its nominees (if any) on the Board to act in accordance with the foregoing.

          9.   Ownership.
               ---------

               (a) Following the First Closing, KL is the beneficial owner of approximately 6,108,080 shares of Common Stock (approximately 25.9% of the common stock of the Company) (the "KL Shares") with the right to vote each of
                                   ---------
the KL Shares. KL represents and warrants to the Purchasers that (i) it owns the KL Shares and has not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other agreement which would prevent it from voting the KL Shares as provided herein, and (ii) it has full power and capacity to execute, deliver and perform this Agreement on its own behalf, which Agreement has been duly executed and delivered by, and evidences the valid and binding obligation of, KL enforceable in accordance with its terms.

               (b) Following the First Closing, the Purchasers are the beneficial owner of 100,000 shares of Series A Preferred (the "Purchasers'
                                                               ----------
Shares") with the right to vote each of the Purchasers' Shares. The Purchasers
------
represent and warrant to KL that (i) following the First Closing, they own the Purchasers, Shares (assuming the accuracy of the relevant representations of the Company in the USS Stock Purchase Agreement) and they have not, prior to or on the date of this Agreement, executed or delivered any proxy or entered into any other agreement which would prevent either of them from voting the Purchasers' Shares as provided herein, and (ii) they have full power and capacity to execute and deliver and perform this Agreement on each of their own behalf, which Agreement has been duly executed and delivered by, and evidences the valid and binding obligation of, each of the Purchasers enforceable in accordance with its terms.

          10.  Termination.  This Agreement shall terminate as to each
               -----------
Stockholder when such party no longer holds or has voting power over any shares of the voting securities or any other voting equity of the Company, and as to the Company when all Stockholders no longer hold or have voting power over any voting securities or any other equity of the Company.

          11.  Certain Transferees Subject to Agreement.  In the event of any
               ----------------------------------------
transfer of (i) the KL Shares to an Affiliate of KL or (ii) the Purchasers' Shares to an Affiliate of a Purchaser, the resulting transferee shall hold such shares so acquired with all rights conferred by, and subject to all of the restrictions imposed by, this Agreement applicable to the transferor of such shares. Any transferee of any (i) KL Shares who is an Affiliate of KL or (ii) Purchasers' Shares who is an Affiliate of a Purchaser shall, as a condition of the consummation of such transfer, agree to be subject to the terms of this Agreement (if not already a party hereto). Except as provided otherwise in the foregoing sentence, in this Section 11 and in the KL Right of First Refusal Agreement, nothing in this Agreement shall prevent KL or the Purchasers at any time from selling, assigning or otherwise transferring their respective shares of capital stock or other equity interests of the Company free and clear of the rights and obligations of this Agreement.

          12.  Notice of Nominees.  Purchasers and their Permitted Transferees,
               ------------------
on the one hand, and KL and its Permitted Transferees, on the other hand, shall each be a "nominator" and shall have the right to nominate for election to the Board a director or directors, as the case may be, in accordance with Sections 2 and 4 hereof. Any notice to the Company of a nominee shall be submitted for and on behalf of all parties being collectively a nominator. Should the Company receive (i) a nominee notice from one or more but not all parties being collectively a nominator; (ii) more than one nominee notices specifying more than one nominee; or (iii) any objection from one of more parties being collectively a nominator to any nominee submitted to the Company on behalf of all parties being collectively a nominator, then the Company shall promptly notify all parties being collectively a nominator of the nature of the nominations/objections received and the Company shall not be obligated to take further action regarding the nominator's rights to elect a director until the Company shall receive a notice signed by all parties being collectively a nominator specifying their nominee.

          13.  Miscellaneous.
               -------------

               (a) Section 218(c).  This Agreement is intended to qualify as an
                   --------------
agreement of the type contemplated by Section 218 of the Delaware General Corporation Law, as amended.

               (b) No Inconsistent Agreements.  This Agreement, with regard to
                   --------------------------
the subjects hereof, constitutes the full and entire understanding and agreement between the parties and supersedes any agreement between the parties.

               (c) Successors and Assigns.  Except as specifically provided
                   ----------------------
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the Affiliates and transferees of KL and the Purchasers, respectively, including their respective Permitted Transferees. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               (d) Amendments and Waivers.  Any term hereof may be amended or
                   ----------------------
waived only with the written consent of each of the parties.

               (e) Notices.  Any notice required or permitted by this Agreement
                   -------
shall be in writing and shall be deemed sufficient on the date of receipt, when delivered personally or by overnight courier or sent by telegram or fax, or sent as certified or registered mail, with postage prepaid, and addressed to the party to be notified or, with respect to any Purchaser, to the attention of David Malat, the Chief Accounting Officer of Pequot Capital Management, Inc. and Carol Holley, the Vice President of Pequot Capital Management, Inc., at such party's address or fax number as set forth on the signature page, or as subsequently modified by written notice.

               (f) Severability.  If one or more provisions of this Agreement
                   ------------
are held to be unenforceable under applicable law, the parties hereto agree to take all actions permitted by applicable law to give effect to this Agreement, to render this Agreement enforceable and to carry out the intent of the covenants and agreements set forth herein.

               (g) Governing Law.  This Agreement and all acts and transactions
                   -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

               (h) Counterparts.  This Agreement may be executed in any number
                   ------------
of counterparts (and by facsimile), each of which shall be deemed an original and all of which together shall constitute one instrument.

               (i) Titles and Subtitles.  The titles and subtitles used in this
                   --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

           [The remainder of the page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties named below have signed this Stockholders Agreement as of the date first above written.


                                        PEQUOT PRIVATE EQUITY FUND II, L.P.
                                        BY: PEQUOT CAPITAL MANAGEMENT, INC.,
                                            its Investment Manager


                                        By: /s/ KEVIN E. O'BRIEN
                                           ---------------------
                                        Name: Kevin E. O'Brien
                                        Title: General Counsel
                                        Facsimile: (203) 429-2420
                                        Address: 500 Nyala Farm Road
                                                 Westport, CT 06880


                                        US SEARCH.COM, INC.


                                        By: /s/ BRENT N. COHEN
                                           -------------------
                                        Name: Brent N. Cohen
                                        Title: Chief Executive Officer
                                        Facsimile: (310) 882-7898
                                        Address: 5401 Beethoven Street
                                                 Los Angeles, CA 90066


                                        THE KUSHNER-LOCKE COMPANY


                                        By: /s/ DONALD KUSHNER
                                           -------------------
                                        Name:______________________________
                                        Title:_____________________________
                                        Facsimile: (310) 481-2101
                                        Address: 11601 Wilshire Boulevard
                                                 21st Floor
                                                 Los Angeles, California 90025